Castlight Health Announces Second Quarter 2020 Results

SAN FRANCISCO - July 28, 2020 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its second quarter ended June 30, 2020.

“We made meaningful headway against our strategic plan in the second quarter, delivering strong financial results, demonstrating progress toward our goal of adding an additional health plan partner, and supporting our customers with rapid innovation during COVID-19. Over the past year, we made two major strategic decisions: our focus on health plan as a key go-to-market strategy, and investment in high-tech, high-touch solutions. Our momentum in the first half of 2020 validates these decisions, and I’m confident that Castlight is strategically well positioned in the marketplace”, said Maeve O’Meara, chief executive officer of Castlight Health.

Financial performance for the three months ended June 30, 2020 compared to the three months ended June 30, 2019 includes:
•GAAP total revenue of $35.5 million, compared to $35.9 million
•GAAP gross margin of 64.1%, compared to 60.6%
•Non-GAAP gross margin of 68.3%, compared to 63.4%
•GAAP operating loss of $4.3 million, compared to $8.6 million
•Non-GAAP operating income of $2.1 million, compared to an operating loss of $2.9 million
•GAAP net loss per basic and diluted share of $0.03, compared to a net loss per basic and diluted share of $0.06

•Non-GAAP net income per basic and diluted share of $0.01, compared to a net loss per basic and diluted share of $0.02
•Cash provided by operations of $3.1 million, compared to cash used in operations of $1.8 million

Total cash, cash equivalents and marketable securities was $44.3 million as of June 30, 2020.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2020, the Company continues to expect:
•GAAP revenue in the range of $127 million to $135 million
•Non-GAAP operating loss between $17 million to $24 million
•Non-GAAP net loss per share between $0.11 and $0.16, based on approximately 150 million to 151 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its second quarter 2020 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. Registration for the conference call can be completed by visiting the following website prior to, or on the day of, the conference call: http://www.directeventreg.com/registration/event/3238128.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for its users to navigate the healthcare system and live happier, healthier, more productive lives. Our health navigation platform connects hundreds of health vendors, benefits resources, and plan designs into one comprehensive health and wellbeing experience. We guide individuals—based on their unique profile—to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. Castlight transforms the employee benefit experience into a deeply personalized, yet simple, guided one, empowering better-informed patient decisions to unlock better healthcare outcomes and maximizing return on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude goodwill impairment, stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2020 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s second quarter performance and 2020 full year projections, impact of COVID-19, the success of our strategy and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission, including the risks set forth in our annual report on Form 10-K filed on February 28, 2020, and our quarterly report on Form 10-Q for the three months ended June 30, 2020, when filed. All forward-looking statements in this press release are expressly qualified in their entirety by these cautionary statements and are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2020 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$44,274	$43,017
Marketable securities	—	16,411
Accounts receivable and other, net	33,175	31,397
Prepaid expenses and other current assets	5,643	4,645
Total current assets	83,092	95,470
Property and equipment, net	6,353	4,856
Restricted cash, non-current	1,144	1,144
Deferred commissions	11,719	14,718
Deferred professional service costs	5,717	6,711
Intangible assets, net	10,046	12,178
Goodwill	41,485	91,785
Operating lease right-of-use assets, net	11,122	13,906
Other assets	1,595	2,016
Total assets	$172,273	$242,784
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,606	$19,596
Accrued expenses and other current liabilities	8,887	10,454
Accrued compensation	5,656	8,770
Deferred revenue	12,930	10,173
Operating lease liabilities	5,429	5,914
Total current liabilities	41,508	54,907
Deferred revenue, non-current	577	572
Debt, non-current	465	1,395
Operating lease liabilities, non-current	9,290	11,823
Other liabilities, non-current	1,269	1,213
Total liabilities	53,109	69,910
Stockholders’ equity	119,164	172,874
Total liabilities and stockholders’ equity	$172,273	$242,784

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Subscription	$34,289	$33,964	$72,672	$67,770
Professional services and other	1,211	1,946	1,873	3,630
Total revenue, net	35,500	35,910	74,545	71,400
Cost of revenue:
Cost of subscription(1)	8,819	8,234	19,051	16,400
Cost of professional services and other(1)	3,942	5,929	8,183	11,873
Total cost of revenue	12,761	14,163	27,234	28,273
Gross profit	22,739	21,747	47,311	43,127
Operating expenses:
Sales and marketing(1)	7,683	8,889	18,155	18,104
Research and development(1)	13,043	14,487	26,865	30,212
General and administrative(1)	6,340	7,010	12,916	14,303
Goodwill impairment	—	—	50,300	—
Total operating expenses	27,066	30,386	108,236	62,619
Operating loss	(4,327)	(8,639)	(60,925)	(19,492)
Other income, net	123	258	386	572
Net loss	$(4,204)	$(8,381)	$(60,539)	$(18,920)
Net loss per share, basic and diluted	$(0.03)	$(0.06)	$(0.41)	$(0.13)
Weighted-average shares used to compute basic and diluted net loss per share	150,078	144,572	149,475	143,790

(1)Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Cost of revenue:
Cost of subscription	$205	$196	$374	$415
Cost of professional services and other	144	236	260	501
Sales and marketing	748	662	1,420	1,289
Research and development	1,314	1,733	2,477	3,437
General and administrative	858	2,030	1,924	3,192

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Operating activities:
Net loss	$(4,204)	$(8,381)	$(60,539)	$(18,920)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,609	1,343	3,144	2,687
Goodwill impairment	—	—	50,300	—
Stock-based compensation	3,269	4,857	6,455	8,834
Amortization of deferred commissions	1,536	2,365	3,919	4,856
Amortization of deferred professional service costs	732	1,045	1,657	2,014
Non-cash operating lease expense	1,231	1,298	2,631	2,580
Accretion and amortization of marketable securities	—	(87)	2	(213)
Changes in operating assets and liabilities:
Accounts receivable and other, net	4,898	2,088	(1,778)	(5,795)
Deferred commissions	(602)	(1,254)	(920)	(2,670)
Deferred professional service costs	(213)	(432)	(629)	(901)
Prepaid expenses and other assets	(330)	(1,113)	(824)	(1,864)
Accounts payable	(2,739)	2,713	(10,201)	1,864
Operating lease liabilities	(1,100)	(1,413)	(2,616)	(2,795)
Accrued expenses and other liabilities	(1,530)	(1,827)	(1,511)	(3,131)
Deferred revenue	(811)	(3,183)	2,762	312
Accrued compensation	1,351	164	(3,114)	(806)
Net cash provided by (used in) operating activities	3,097	(1,817)	(11,262)	(13,948)
Investing activities:
Purchase of property and equipment	(2,035)	(389)	(3,299)	(593)
Purchase of marketable securities	(1,005)	(13,780)	(2,994)	(13,780)
Sales of marketable securities	2,001	—	2,001	—
Maturities of marketable securities	5,000	—	17,400	11,453
Net cash provided by (used in) investing activities	3,961	(14,169)	13,108	(2,920)
Financing activities:
Proceeds from exercise of stock options	—	165	155	1,845
Proceeds from ESPP offering	—	—	186	—
Principal payments on long-term debt	(465)	(465)	(930)	(930)
Net cash (used in) provided by financing activities	(465)	(300)	(589)	915

Net increase (decrease) in cash, cash equivalents and restricted cash	6,593	(16,286)	1,257	(15,953)
Cash, cash equivalents and restricted cash at beginning of period	39,006	67,663	44,342	67,330
Cash, cash equivalents and restricted cash at end of period	$45,599	$51,377	$45,599	$51,377

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$44,274	$50,052	$44,274	$50,052
Restricted cash included in Prepaid expenses and other current assets	181	—	181	—
Restricted cash, non-current	1,144	1,325	1,144	1,325
Total cash, cash equivalents and restricted cash	$45,599	$51,377	$45,599	$51,377

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Gross profit:
GAAP gross profit subscription	$25,470	$28,151	$25,730	$53,621	$51,370
Stock-based compensation	205	169	196	374	415
Amortization of internal-use software	79	26	—	105	—
Amortization of intangibles	530	530	587	1,060	1,174
Reduction in workforce	221	—	—	221	—
Non-GAAP gross profit subscription	$26,505	$28,876	$26,513	$55,381	$52,959
GAAP gross margin subscription	74.3%	73.3%	75.8%	73.8%	75.8%
Non-GAAP gross margin subscription	77.3%	75.2%	78.1%	76.2%	78.1%

GAAP gross loss professional services	$(2,731)	$(3,579)	$(3,983)	$(6,310)	$(8,243)
Stock-based compensation	144	116	236	260	501
Reduction in workforce	317	—	—	317	—
Non-GAAP gross loss professional services	$(2,270)	$(3,463)	$(3,747)	$(5,733)	$(7,742)
GAAP gross margin professional services	(226)%	(541)%	(205)%	(337)%	(227)%
Non-GAAP gross margin professional services	(187)%	(523)%	(193)%	(306)%	(213)%

GAAP gross profit	$22,739	$24,572	$21,747	$47,311	$43,127
Impact of non-GAAP adjustments	1,496	841	1,019	2,337	2,090
Non-GAAP gross profit	$24,235	$25,413	$22,766	$49,648	$45,217
GAAP gross margin	64.1%	62.9%	60.6%	63.5%	60.4%
Non-GAAP gross margin	68.3%	65.1%	63.4%	66.6%	63.3%

Operating expense:
GAAP sales and marketing	$7,683	$10,472	$8,889	$18,155	$18,104
Stock-based compensation	(748)	(672)	(662)	(1,420)	(1,289)
Amortization of intangibles	(528)	(528)	(272)	(1,056)	(544)
Reduction in workforce	(334)	—	—	(334)	—
Non-GAAP sales and marketing	$6,073	$9,272	$7,955	$15,345	$16,271

GAAP research and development	$13,043	$13,822	$14,487	$26,865	$30,212
Stock-based compensation	(1,314)	(1,163)	(1,733)	(2,477)	(3,437)
Reduction in workforce	(658)	—	—	(658)	—
Certain legal expenses	—	191	—	191	(191)
Capitalization of internally developed software	—	21	—	21	—
Non-GAAP research and development	$11,071	$12,871	$12,754	$23,942	$26,584

GAAP general and administrative	$6,340	$6,576	$7,010	$12,916	$14,303
Stock-based compensation	(858)	(1,066)	(2,030)	(1,924)	(3,192)
Amortization of intangibles	—	(17)	(17)	(17)	(34)
Certain legal expenses	—	—	—	—	(533)
Reduction in workforce	(497)	—	—	(497)	—
Non-GAAP general and administrative	$4,985	$5,493	$4,963	$10,478	$10,544

GAAP goodwill impairment	$—	$50,300	$—	$50,300	$—
Goodwill impairment	—	(50,300)	—	(50,300)	—
Non-GAAP goodwill impairment	$—	$—	$—	$—	$—

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

GAAP operating expense	$27,066	$81,170	$30,386	$108,236	$62,619
Impact of non-GAAP adjustments	(4,937)	(53,534)	(4,714)	(58,471)	(9,220)
Non-GAAP operating expense	$22,129	$27,636	$25,672	$49,765	$53,399

Operating loss:
GAAP operating loss	$(4,327)	$(56,598)	$(8,639)	$(60,925)	$(19,492)
Impact of non-GAAP adjustments	6,433	54,375	5,733	60,808	11,310
Non-GAAP operating income (loss)	$2,106	$(2,223)	$(2,906)	$(117)	$(8,182)

Net loss and net loss per share:
GAAP net loss	$(4,204)	$(56,335)	$(8,381)	$(60,539)	$(18,920)
Total pre-tax impact of non-GAAP adjustments	6,433	54,375	5,733	60,808	11,310
Non-GAAP net income (loss)	$2,229	$(1,960)	$(2,648)	$269	$(7,610)
GAAP net loss per share, basic and diluted	$(0.03)	$(0.38)	$(0.06)	$(0.41)	$(0.13)
Non-GAAP net income (loss) per share, basic and diluted	$0.01	$(0.01)	$(0.02)	$—	$(0.05)
Shares used in basic and diluted net loss per share computation	150,078	148,872	144,572	149,475	143,790

Castlight Media Contact:
Caroline Kawashima
press@castlighthealth.com
415-246-0313

Castlight Investor Contact:
ir@castlighthealth.com
415-829-1680